HELIX
ENERGY SOLUTIONS



# Fourth Quarter 2016 Conference Call

**February 21, 2017**

*Navigating the present, focusing on the future.*

# Forward Looking Statements

*This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.*

*Social Media*

*From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).*

# Presentation Outline



CANYON

*Schilling ROV on Grand Canyon II*

# Executive Summary



# Executive Summary

| ($ in millions, except per share data) | Three Months Ended | | | Twelve Months Ended | |
|---|---|---|---|---|---|
| | 12/31/2016 | 12/31/2015 | 9/30/2016 | 12/31/2016 | 12/31/2015 |
| **Revenues** | $ 128 | $ 158 | $ 161 | $ 488 | $ 696 |
| **Gross profit (loss)** | $ 18 | $ 20 | $ 40 | $ 47 | $ 111 |
| | *14%* | *13%* | *25%* | *10%* | *16%* |
| **Asset impairments** | - | (345) | - | - | (345) |
| **Total** | $ 18 | $ (325) | $ 40 | $ 47 | $ (234) |
| **Goodwill impairments** | $ (45) | $ (16) | $ - | $ (45) | $ (16) |
| **Non-cash losses on equity investments** | $ (2) | $ (123) | $ - | $ (2) | $ (123) |
| **Net income (loss)** | $ (54) | $ (404) | $ 11 | $ (81) | $ (377) |
| **Diluted earnings (loss) per share** | $ (0.46) | $ (3.83) | $ 0.10 | $ (0.73) | $ (3.58) |
| **Adjusted EBITDA**[1] | | | | | |
| Business segments | $ 36 | $ 41 | $ 57 | $ 121 | $ 196 |
| Corporate, eliminations and other | (9) | (7) | (10) | (31) | (23) |
| **Adjusted EBITDA** | $ 27 | $ 34 | $ 47 | $ 90 | $ 173 |

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 26.

# Executive Summary

**Operations**

- Q4 2016 net loss of $54 million, $(0.46) per diluted share, compared to Q3 2016 net income of $11 million, $0.10 per diluted share; results were impacted by the following non-cash pre-tax charges:
  - Goodwill impairment charge of $45.1 million associated with our Robotics segment
  - Loss of $4.1 million associated with the repurchase of $125 million of our Convertible Senior Notes due 2032
- Q4 2016 Adjusted EBITDA[1] of $27 million compared to Adjusted EBITDA of $47 million in Q3 2016
- Well Intervention – Q4 2016
  - Utilization of 62% across the well intervention fleet, including 92% in the GOM and 42% in the North Sea; *Helix 534* was sold for salvage in late December for approximately $2.8 million
  - *Siem Helix 1* continued with Petrobras inspection and acceptance, including agreed-upon modifications
- Robotics – Q4 2016
  - Robotics chartered vessels utilization 68%; ROVs, trenchers and ROVDrills utilization 47%

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 26.

# Executive Summary

**Balance Sheet**

- Liquidity[1] of approximately $376 million at 12/31/16 ($595 million pro forma for our public equity offering completed in January 2017)
- Refinanced $125 million of Convertible Senior Notes due 2032 with issuance of $125 million of Convertible Senior Notes due 2022
- Cash and cash equivalents totaled $357 million at 12/31/16
  - $16 million of cash used for scheduled principal debt repayments in Q4 2016
  - $25 million of cash used for prepayment of Term Loan in Q4 2016
  - $107 million of cash used for capital expenditures in Q4 2016, including shipyard payment of $69 million for the *Q7000* (Note: Shipyard payment accrued as capex in Q3 2016)
- Long-term debt of $626 million at 12/31/16 compared to $678 million at 9/30/16
- Net debt[2] of $269 million at 12/31/16 compared to $196 million at 9/30/16; see debt instrument profile on slide 16
- In January 2017 we received net proceeds of approximately $220 million associated with our public offering of approximately 26.5 million shares of our common stock

[1]Liquidity is calculated as the sum of cash and cash equivalents ($357 million) and available capacity under our revolving credit facility ($19 million)
[2]Net debt is calculated as total long-term debt less cash and cash equivalents

# Operational Highlights



# Business Segment Results

($ in millions)

| | Three Months Ended | | | | | |
|---|---|---|---|---|---|---|
| | 12/31/2016 | | 12/31/2015 | | 9/30/2016 | |
| **Revenues** | | | | | | |
| Well Intervention | $ 79 | | $ 89 | | $ 108 | |
| Robotics | 41 | | 62 | | 49 | |
| Production Facilities | 18 | | 18 | | 17 | |
| Intercompany elimination | (10) | | (11) | | (13) | |
| Total | $ 128 | | $ 158 | | $ 161 | |
| **Gross profit (loss)** | | | | | | |
| Well Intervention | 10 | *12%* | 12 | *13%* | 28 | *26%* |
| Robotics | (1) | *-1%* | 2 | *4%* | 5 | *10%* |
| Production Facilities | 9 | *49%* | 7 | *38%* | 8 | *49%* |
| Elimination and other | - | | (1) | | (1) | |
| Total | $ 18 | *14%* | $ 20 | *13%* | $ 40 | *25%* |

**Fourth Quarter 2016**

- 62% utilization across the well intervention fleet
- *Q4000* 100% utilization; *Q5000* 84% utilization
- *Well Enhancer* 78% utilization; *Seawell* 47% utilization; *Skandi Constructor* 0% utilization
- Robotics achieved 68% utilization on chartered vessel fleet; 47% utilization of ROVs, trenchers and ROVDrills



*Seawell*

# Well Intervention - GOM

**Gulf of Mexico**

- *Q5000* remains on contract; utilized 84% in Q4 2016 due to 15 days of downtime at zero rates for repairs to IRS system and topside equipment
- *Q4000* 100% utilized and performed with excellent operational efficiency in Q4 2016
- *Helix 534* was sold in late December
- IRS rental units idle during Q4 2016



*Q5000*



*Q4000*

# Well Intervention – North Sea

## North Sea

- *Well Enhancer* 78% utilized in Q4 2016, completed last project early December; vessel remained idle for remainder of December during which time commenced dry dock for regulatory survey (completed early January)
- *Seawell* 47% utilized in Q4 2016, completed last project early November; vessel remained idle for remainder of Q4 2016 during which time completed dry dock for intermediate survey
- *Skandi Constructor* relocated to APAC Region (Singapore); idle all of Q4 2016 and currently stacked in Singapore



*Well Enhancer*



*Seawell*

# Well Intervention - Brazil

**Brazil**

- *Siem Helix 1* continued with Petrobras inspection, including agreed-upon modifications
- *Siem Helix 1* expected to be placed in service in late Q1 2017, subject to Petrobras acceptance testing
- *Siem Helix 2* under construction during Q4 2016; Topside equipment installation scheduled to begin in Q1 2017; contract revenues estimated to start in Q4 2017


HELIX

*Siem Helix 1*

# Robotics

- 68% chartered vessel fleet utilization in Q4 2016; 47% utilization for ROVs, trenchers and ROVDrills
- *Deep Cygnus* had 69 days of utilization during Q4 2016 including ~40 days for trenching project in Egypt and 27 days for trenching projects and 2 days for IRM work in the North Sea
- *Grand Canyon* had 74 days of utilization in the North Sea during Q4 2016, all of which was to complete a trenching project that commenced in August 2016
- *Grand Canyon II* had 41 days of utilization during Q4 2016 performing various short term ROV support spot work in the GOM
- Robotics had 4 days of spot vessel utilization in the GOM during Q4 2016



*ROV*



*Grand Canyon II*

# Utilization


100%
80%
60%
40%
20%
0%
62%
76%
47%
68%
81%
58%
47%
57%
48%
Q4 2016
Q3 2016
Q4 2015
Well Intervention Vessels
ROV and Trencher Support Vessels
ROVs and Trenchers

**Well Intervention Vessels**
- *Q4000*
- *Skandi Constructor*[1]
- *Seawell*
- *Well Enhancer*
- *Q5000*[4]
- *Helix 534*[5]

**ROV and Trencher Support Vessels**
- *Olympic Canyon*[1,2]
- *Deep Cygnus*[1]
- *Grand Canyon*[1]
- *Grand Canyon II*[1,3]
- *REM Installer*[1,6]
- *Spot vessels*[1]

**ROVs and Trenchers**
- 52 ROVs
- 2 ROVDrill units
- 5 Trenchers

[1]Chartered vessel
[2]Vessel returned to owner in November 2015
[3]Vessel entered fleet in late April 2015
[4]Vessel entered fleet in late October 2015
[5]Vessel sold in December 2016
[6]Vessel returned to owner in July 2016

# Key Financial Metrics


SWL
50mt / 34m.
HELIX
HELIX

# Debt Instrument Profile

**Total funded debt[1] of $657 million at end of Q4 2016**

- $60 million Convertible Senior Notes due 2032 – 3.25%[2]
- $125 million Convertible Senior Notes due 2022 - 4.25%
- $192 million Term Loan – LIBOR + 4.50%
  - Annual amortization payments of 10%
- $83 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $197 million Q5000 Loan – LIBOR + 2.50%[3]
  - Annual amortization payments of 14% over 5 years with a final balloon payment



Debt Instrument Profile at 12/31/2016
Principal Payment Schedule
($ in millions)
$400
$300
$200
$100
$0
$68
$269
$43
$96
$7
$174
2017
2018
2019
2020
2021
2022-2027
Term Loan
CSN 2032
MARAD
Q5000 Loan
CSN 2022

[1] Excludes unamortized debt discount and debt issuance costs.
[2] Stated maturity 2032. First put/call date March 2018
[3] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan debt at 1.51% utilizing interest rate swaps

# Debt & Liquidity Profile[1]



($ in millions)
$2,000
$1,500
$1,000
$500
$0
Debt 2
$1,200
$900
$600
$300
$0
Liquidity 3
$1,996
$1,773
$1,338
$1,067
$1,338
$946
$1,138
$592
$1,002
$565
$554
$76
$537
$61
$749
$255
$626
$269
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
LT Debt
Net Debt
Liquidity

**Liquidity of approximately $376 million at 12/31/2016**

[1]Adjusted for new debt issuance cost accounting presentation, net of unamortized debt issuance costs (deferred financing costs)
[2]Net of unamortized debt discount under our Convertible Senior Notes due 2022 and Convertible Senior Notes due 2032. Net debt is calculated as total long-term debt less cash and cash equivalents
[3]Liquidity is calculated as the sum of cash and cash equivalents ($357 million) and available capacity under our revolving credit facility ($19 million of the $400 million facility based on TTM EBITDA as defined by the credit agreement)

# Proforma[1] Debt & Liquidity Profile[2]


($ in millions)
Debt 3
Liquidity 4
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$1,996
$1,773
$1,338
$1,067
$1,338
$946
$1,138
$592
$1,002
$565
$554
$76
$537
$61
$749
$255
$626
$50
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
LT Debt
Net Debt
Liquidity

**Proforma[1] Liquidity of approximately $595 million at 12/31/2016**

[1]Proforma 12/31/2016 for equity offering completed in January 2017, with net proceeds of approximately $220 million
[2]Adjusted for new debt issuance cost accounting presentation, net of unamortized debt issuance costs (deferred financing costs)
[3]Net of unamortized debt discount under our Convertible Senior Notes due 2022 and Convertible Senior Notes due 2032. Net debt is calculated as total long-term debt less cash and cash equivalents
[4]Liquidity is calculated as the sum of cash and cash equivalents ($576 million) and available capacity under our revolving credit facility ($19 million of the $400 million facility based on TTM EBITDA as defined by the credit agreement)

# 2017 Outlook



# 2017 Outlook: Forecast

| | Outlook | Actual |
|---|---|---|
| Revenues | ~ 575 | $ 488 |
| EBITDA | ~ 120-140 | 90 |
| CAPEX | ~ 200 | 189 |

| **Revenue Split:** | | |
|---|---|---|
| Well Intervention | $ 390 | $ 294 |
| Robotics | 150 | 161 |
| Production Facilities | 65 | 72 |
| Elimination | (30) | (39) |
| **Total** | **~ 575** | **$ 488** |

**Key forecast assumptions:**

- *Siem Helix 1* start-up in late Q1 2017
- *Siem Helix 2* start-up in mid-Q4 2017
- Increased North Sea well intervention activities
- Robotics activity continues to be depressed
- Improved operational efficiency for *Q5000*

# 2017 Outlook: Well Intervention

- Total backlog as of December 31, 2016 was approximately $1.9 billion
- The *Q4000* has high utilization forecasted for 2017; vessel estimated to be out of service for approximately 45 days, starting late first quarter, to carry out ABS regulatory dry dock; the estimated 45 day dry dock could vary significantly based on actual observations when vessel enters dry dock
- The *Q5000* is under contract for BP; high utilization forecasted for 2017
- IRS #1 is actively marketed as a rental unit; short term project completed in Q1 2017
- Completion of 15K IRS system and ROAM second half of 2017
- The *Seawell* commenced operations in early February with committed intervention projects until mid-November; all work is expected to require diving support
- The *Well Enhancer* began 2017 idle before mobilizing for Maersk intervention project; operations commenced early February with committed work until August; high utilization is forecasted through mid-November
- *Skandi Constructor* idle; charter expires at the end of Q1 2017
- *Siem Helix 1* expected to be placed in service in late Q1 2017, subject to Petrobras acceptance testing
- *Siem Helix 2* topside equipment installation scheduled to begin in Q1 2017; contract revenues estimated to start in Q4 2017

# 2017 Outlook: Robotics

- Utilization for our Robotics fleet will be challenging in 2017, much like 2016
- Seasonal factors will continue to significantly impact utilization during the winter months; expected improvement in utilization from late spring through late fall of 2017
- Chartered vessel fleet is scheduled to increase with the delivery of the *Grand Canyon III* in Q2 2017
- Trenching work days in 2017 are expected to increase compared to 2016; renewables trenching market is expected to cycle up in 2017 with continued improvement through 2018

# 2017 Outlook: Capital Expenditures

**2017 Capital Expenditures[1] is currently forecasted at approximately $200 million, consisting of the following:**

- Growth Capex - $185 million in growth capital, primarily for newbuilds currently underway, including:
  - $90 million for *Q7000*
  - $75 million for *Siem Helix 1* and *Siem Helix 2*
  - $20 million for intervention systems
- Maintenance Capex $15 million for vessel maintenance and intervention system maintenance, including:
  - $10 million Q4000 and other dry dock
  - $5 million intervention systems

[1]Capital expenditures excludes approximately $27 million of deferred mobilization costs for *Siem Helix 1* and *Siem Helix 2* in 2017. Deferred mobilization costs for *Siem Helix 1* were approximately $32 million in 2016.

# 2017 Outlook

**Balance Sheet**

- In Q1 2017 we received net proceeds of approximately $220 million associated with the public offering of approximately 26.5 million shares of our common stock; proceeds will be used for general corporate purposes, which may include debt repayment
- Our total funded debt level is scheduled to decrease by $68 million ($657 million at 12/31/16 to $589 million at 12/31/17) as a result of scheduled principal repayments; the senior portion of our debt at year-end 2016 was $460 million and is scheduled to decrease to $428 million at year-end 2017

# Non-GAAP Reconciliations



# Non-GAAP Reconciliations

| ($ in millions) | Three Months Ended | | | Twelve Months Ended | |
|---|---|---|---|---|---|
| | 12/31/2016 | 12/31/2015 | 9/30/2016 | 12/31/2016 | 12/31/2015 |
| Net income (loss) | $ (54) | $ (404) | $ 11 | $ (81) | $ (377) |
| Adjustments: | | | | | |
| Income tax provision (benefit) | (3) | (102) | 4 | (12) | (101) |
| Net interest expense | 6 | 9 | 7 | 31 | 27 |
| Loss on repurchase of long-term debt | 4 | - | - | 4 | |
| Other (income) expense, net | 1 | 18 | (1) | (4) | 24 |
| Depreciation and amortization | 29 | 34 | 28 | 114 | 121 |
| Asset impairments | - | 345 | - | - | 345 |
| Goodwill impairments | 45 | 16 | - | 45 | 16 |
| Non-cash losses on equity investments | 2 | 123 | - | 2 | 123 |
| EBITDA | $ 30 | $ 39 | $ 49 | $ 99 | $ 178 |
| Adjustments: | | | | | |
| Gain on disposition of assets, net | (1) | - | - | (1) | - |
| Cash settlements of ineffective foreign currency exchange contracts | (2) | (5) | (2) | (8) | (5) |
| Adjusted EBITDA | $ 27 | $ 34 | $ 47 | $ 90 | $ 173 |

We define EBITDA as earnings before income taxes, net interest expense, loss on repurchase of long-term debt, net other income or expense, and depreciation and amortization expense. We separately disclose our non-cash asset impairment charges, which, if not material, would be reflected as a component of our depreciation and amortization expense. Because these impairment charges are material to 2015 results of operations, we have reported them as a separate line item. Non-cash goodwill impairment charges and non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude gain or loss on disposition of assets. In addition, we include realized losses from the cash settlements of our ineffective foreign currency exchange contracts, which are excluded from EBITDA as a component of net other income and expense. We use EBITDA to monitor and facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measure of EBITDA provides useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA and Adjusted EBITDA differently from the way we do, which may limit their usefulness as comparative measures. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

HELIX
ENERGY SOLUTIONS

HLX Listed NYSE®
Follow Helix on Twitter - @Helix_ESG
www.linkedin.com/company/helix-energy-solutions-group

*Navigating the present, focusing on the future.*